UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Southwestern Energy Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2350 N. Sam Houston Parkway East, Suite 125
Houston, Texas 77032
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON
MAY 18, 2010
     Under the Securities and Exchange Commission rules, the proxy materials that you receive by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials or cast your vote. The items to be voted on and location of the annual meeting are shown below. Your vote is important!
MEETING INFORMATION

Meeting Type:	Annual Meeting
For holders as of:	March 31, 2010
Date:	May 18, 2010
Time:	11:00 AM CDT
Location:	Hilton North Houston (Greenspoint) Hotel 12400 Greenspoint Drive Houston, TX 77060
     You are receiving this communication because you hold shares in Southwestern Energy Company.
     This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that have been sent to you or are available to you on the Internet. You may view the proxy materials online at www.envisionreports.com/swn or easily request a paper copy. A request for an e-mail or a physical copy of the proxy materials must be received no later than May 3, 2010.
www.envisionreports.com/swn
Easy Online Access — A Convenient Way to View Proxy Materials and Vote!
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.envisionreports.com/swn to view the proxy statement, which contains details of the proposals to be voted on, and the annul report.

Step 2:	Click the “Vote” Section.

Step 3:	Follow the instructions on the screen to log in.

Step 4:	Make your selection as instructed on each screen to select delivery preferences and Vote.

The proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors Nominees: Lewis E. Epley, Jr. Robert L. Howard Harold M. Korell Vello A. Kuuskraa Kennth R. Mourton Steven L. Mueller Charles E. Scharlau

2.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010.

3.	The amendment and restatement of the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 1,250,000,000 shares.
The Board of Directors recommends that you vote AGAINST the following proposals:
4.	A stockholder proposal for a direct election majority vote standard, if properly presented at the Annual Meeting.

5.	A stockholder proposal for a political contributions and expenditures report, if properly presented at the Annual Meeting.

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials SOUTHWESTERN ENERGY COMPANY Meeting Information Meeting Type: Annual Meeting For holders as of: March 31, 2010 Date: May 18, 2010 Time: 11:00 AM CDT Location: Hilton North Houston (Greenspoint) Hotel 12400 Greenspoint Drive Houston, TX 77060 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 1 Investor Address Line 3 Investor Address Line 4 15 12 OF Investor Address Line 5 John Sample 2 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 BARCODE 00000540561 R2.09.05.010

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and and other other inquiries inquiries sent sent to to this this e-mail e-mail address address will will NOT NOT be forwarded be forwarded to your to your investment investment advisor.. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed May 04, 2010 above to on facilitate or before timely delivery. How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 00000540562 R2.09.05.010

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Lewis E. Epley, Jr. 02 Robert L. Howard 03 Harold M. Korell 04 Vello A. Kuuskraa 05 Kenneth R. Mourton 06 Steven L. Mueller 07 Charles E. Scharlau The Board of Directors recommends you vote FOR the following proposal(s): 2 The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010. 3 The amendment and restatement of the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 1,250,000,000 shares. The Board of Directors recommends you vote AGAINST the following proposal(s): 4 A stockholder proposal for a director election majority vote standard, if properly presented at the Annual Meeting. 5 A stockholder proposal for a political contributions and expenditures report, if properly presented at the Annual Meeting. NOTE: To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. 00000540563 R2.09.05.010 0000 0000 0000 BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 00000540564 R2.09.05.010 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF##

swn
Southwestern Energy®

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposals 4 and 5.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Lewis E. Epley, Jr.	☐	☐	02 - Robert L. Howard	☐	☐	03 - Harold M. Korell	☐	☐
04 - Vello A. Kuuskraa	☐	☐	05 - Kenneth R. Mourton	☐	☐	06 - Steven L. Mueller	☐	☐
07 - Charles E. Scharlau	☐	☐						

Proposal	For	Against	Abstain	Proposal	For	Against	Abstain
2. The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2010.	☐	☐	☐	3. The amendment and restatement of the Company's certificate of incorporation to increase the number of authorized shares of common stock to 1,250,000,000 shares.	☐	☐	☐
4. A stockholder proposal for a director election majority vote standard, if properly presented at the Annual Meeting.	☐	☐	☐	5. A stockholder proposal for a political contributions and expenditures report, if properly presented at the Annual Meeting.	☐	☐	☐

6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, trustee, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 0 2 5 0 3 9 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Southwestern Energy Company 2350 N. SAM HOUSTON PARKWAY EAST, SUITE 125 HOUSTON, TEXAS 77032 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Kenneth R. Mourton and Charles E. Scharlau as Proxies, with power of Substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Southwestern Energy Company held of record by the undersigned on March 31, 2010, at the Annual Meeting of Stockholders to be held on May 18, 2010, or any adjournment or adjournments thereof. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. This proxy is revocable at any time before it is exercised, the signer retaining the right to attend the meeting and vote in person. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors FOR the election of the nominees, FOR Proposals 2 and 3 and AGAINST Proposals 4 and 5. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A & B ON THE REVERSE SIDE OF THIS CARD.